UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

SHARPLINK GAMING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41962	87-4752260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104, Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 293-0619

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 per share	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2025, SharpLink Gaming, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors to sell in a registered direct offering (the “Offering”) an aggregate of 10,256,411 shares of the Company’s common stock, $0.0001 par value per share (the “Shares”).

The price per Share was $19.50, and the gross proceeds from the Offering, before deducting the placement agent fees, financial advisor fees, and offering expenses, were approximately $200 million. The Company intends to use the net proceeds received from the Offering to acquire Ether, the native cryptocurrency of the Ethereum blockchain commonly referred to as “ETH” as well as for general working capital purposes.

The Shares were offered and sold pursuant to a prospectus, dated May 30, 2025, and a prospectus supplement, dated August 6, 2025, in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-287708).

The Purchase Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The Purchase Agreement also contains customary conditions to closing, termination rights of the parties, certain indemnification obligations of the Company and ongoing covenants for the Company.

On August 6, 2025, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), as lead placement agent and SG Americas Securities, LLC, as co-placement agent (“Societe Generale,” and together with A.G.P., the “Placement Agents”), pursuant to which the Company engaged the Placement Agents as the exclusive placement agents in connection with the Offering. Cantor Fitzgerald & Co., (“Cantor”) acted as financial advisor to the Company pursuant to an engagement letter with the Company (the “Engagement Letter”). Pursuant to the Placement Agency Agreement, the Company will pay the Placement Agents a cash fee equal to 5.0% of the aggregate gross proceeds raised from the sale of the shares sold in the Offering less the fees to be paid to Cantor as financial advisor.

The Company also agreed to reimburse the Placement Agents and Cantor for out-of-pocket expenses, including the reasonable fees of the respective legal counsels to the Placement Agents and Cantor, which in the aggregate will not exceed $425,000. The Placement Agency Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The Offering is expected to close on August 8, 2025.

A copy of the opinion of Thompson Hine LLP relating to the legality of the Shares offered by the Company in the Offering is attached as Exhibit 5.1 hereto.

The descriptions of terms and conditions of the Purchase Agreement and the Placement Agency Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Purchase Agreement and the Placement Agency Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. Accordingly, the Purchase Agreement and Placement Agency Agreement are incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement and Placement Agency Agreement and not to provide investors with any other factual information regarding the Company or its business and investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission (“SEC”) for any other such factual information.

This Current Report on Form 8-K does not constitute an offer to sell the securities or a solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this release due to the risks and uncertainties associated with market conditions and risks and uncertainties inherent in the Company’s business; and other risks described in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 8.01 Other Events.

Press Release

On August 6, 2025, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Thompson Hine LLP, dated August 8, 2025
10.1	Form of Securities Purchase Agreement, dated August 6, by and between the Company and the Purchasers named therein.
10.2	Placement Agency Agreement
23.1	Consent of Thompson Hine LLP (included in Exhibit 5.1 above).
99.1	Press Release, dated August 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025	SHARPLINK GAMING, INC.

/s/ Rob Phythian
Rob Phythian
Chief Executive Officer